FORUM FUNDS

                              INVESTORS GROWTH FUND


                        Supplement Dated January 10, 2001
                       to Prospectus Dated August 1, 2000


Effective January 5, 2001, Forum Funds (the "Trust") ceased offering shares of Investors Growth Fund (the "Fund"). In addition, effective January 31, 2001, the Trust will terminate the exchange privileges applicable to the Fund. The Board of Trustees of the Trust is also considering initiating measures to close the Fund.

The Fund reserves the right to convert the portfolio holdings to cash and/or cash equivalents at any time.

This Supplement supercedes the Supplement Dated December 20, 2000 to the Fund's Prospectus.